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                    AMENDMENT TO LEASE DATED JANUARY 9, 1990

                                     BETWEEN

                               HAROLD E. NEIBLING
               as successor in interest to 2951 Saturn Partnership
                                       AND
                       THE LANGER BIOMECHANICS GROUP, INC.




Under and pursuant to the terms of that certain Lease dated January 9, 1990, entered into by and between Harold E. Neibling as successor in interest to 2951 Saturn Partnership, as Lessor and The Langer Biomechanics Group, Inc., as Lessee, and covering an industrial unit known as 2951 Saturn Street, Unit C, Brea, California, Provision 17.15 is amended to extend that certain lease dated January 9, 1990 for one year commencing January 1, 2000 and terminating December 31, 2000. The rent for the premises shall be paid in equal monthly payments of $3,554.85 in advance on the first day of each month of the term during the period January 1, 2000 through December 31, 2000.

EXCEPT AS HEREBY AMENDED, all other provisions of said Lease are confirmed and ratified.


----------------------------        -----------------------------
Harold E. Neibling                  The Langer Biomechanics Group,
                                    Inc.



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